UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 30, 2013 (May 23, 2013)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 23, 2013, Dean Foods Company (“Dean Foods”) completed its previously announced distribution of an aggregate of 47,686,000 shares of Class A common stock and 67,914,000 shares of Class B common stock of The WhiteWave Foods Company (“WhiteWave”), as a pro rata dividend on shares of Dean Foods common stock outstanding at the close of business on the record date of May 17, 2013. Based on the shares of Dean Foods common stock outstanding as of May 17, 2013, the record date for the distribution, each share of Dean Foods common stock received 0.25544448 shares of WhiteWave Class A common stock and 0.36380189 shares of WhiteWave Class B common stock in the distribution.

In October 2012, WhiteWave completed the initial public offering of 23,000,000 shares of its Class A common stock representing approximately 13.3% of the economic interest in, and, at that time, 1.5% of the voting power of, its capital stock for a purchase price of $17.00 per share (the “IPO”). Prior to the IPO, WhiteWave was a wholly-owned subsidiary of Dean Foods. After the IPO, Dean Foods held all of the outstanding WhiteWave Class B common stock, which represented 86.7% of the economic interest in, and, at that time, 98.5% of the voting power of, WhiteWave’s capital stock. WhiteWave owns substantially all of the assets and liabilities that comprised Dean Foods’ former WhiteWave-Alpro segment.

As previously announced by Dean Foods and WhiteWave, effective upon the distribution on May 23, 2013, each share of WhiteWave Class B common stock became entitled to ten votes with respect to the election and removal of directors and one vote with respect to all other matters submitted to a vote of WhiteWave’s stockholders.

Following the distribution on May 23, 2013, Dean Foods continues to hold 34,400,000 shares of WhiteWave Class A common stock, which represents 19.9% of the economic interest in WhiteWave’s capital stock, 4.4% of the voting power with respect to the election and removal of directors and 19.9% of the voting power with respect to all other matters submitted to a vote of WhiteWave’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

•

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Dean Foods Company as of March 31, 2013; and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2013 and for each of the years ended December 31, 2012, 2011 and 2010.

(d)	Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Dean Foods Company as of March 31, 2013; and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2013 and for each of the years ended December 31, 2012, 2011 and 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2013		DEAN FOODS COMPANY

	By:	/s/ SCOTT K. VOPNI
Scott K. Vopni Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Dean Foods Company as of March 31, 2013; and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2013 and for each of the years ended December 31, 2012, 2011 and 2010